Exhibit 99.1

Press Release

Park Sterling Corporation and Citizens South Banking Corporation
Announce Expected Merger Consummation Date and Results of Shareholder Votes

Charlotte, NC and Gastonia, NC – September 27, 2012 – Park Sterling Corporation (NASDAQ: PSTB), the holding company for Park Sterling Bank, and Citizens South Banking Corporation (NASDAQ: CSBC), the holding company for Citizens South Bank, jointly announced today that they currently expect to consummate their proposed merger on October 1, 2012, or as soon as practicable thereafter.

Park Sterling and Citizens South both received approval for the merger and the merger agreement at their special meetings of shareholders and stockholders, respectively, held on September 26, 2012.  All of the necessary regulatory approvals have been received for both the parent and bank mergers. It is currently anticipated that Citizens South Bank will merge with and into Park Sterling Bank on October 10, 2012, or as soon as practicable thereafter.

James C. Cherry, Chief Executive Officer of Park Sterling, commented, “This merger will bring together two strong banks to create the largest community bank in the Charlotte region, with offices stretching across the Carolinas and into north Georgia.  Customers of both Park Sterling and Citizens South will benefit from the enhanced product and service offerings of our larger company without sacrificing the friendly and personal service they expect from their community bank.”

About Park Sterling Corporation
Park Sterling Corporation is the holding company for Park Sterling Bank, headquartered in Charlotte, North Carolina. Park Sterling’s primary focus is to provide financial services to small and mid-sized businesses, owner-occupied and income producing real estate owners, professionals and consumers doing business or residing within its target markets. Park Sterling offers a full array of banking services, including a diverse wealth management group. Park Sterling is focused on building a banking franchise across the Carolinas and Virginia that is noted for sound risk management, superior customer service and exceptional client relationships. For more information, visit www.parksterlingbank.com. Park Sterling’s shares are traded on NASDAQ under the symbol PSTB.

About Citizens South Banking Corporation
Citizens South Bank was founded in 1904 and is headquartered in Gastonia, North Carolina. Deposits are FDIC insured up to applicable regulatory limits. At March 31, 2012, the Company had $1.1 billion in assets with 21 full-service offices in the Charlotte and North Georgia regions, including Gaston, Iredell, Rowan, Mecklenburg, and Union counties in North Carolina, York County in South Carolina, and Towns, Union, Fannin, and Gilmer counties in Georgia. Citizens South Bank is an Equal Housing Lender and Member, FDIC. The Bank is a wholly-owned subsidiary of Citizens South Banking Corporation, and shares of the common stock of the Company trade on the NASDAQ Global Market under the ticker symbol "CSBC." The Company maintains a website at www.citizenssouth.com that includes information on the Company, along with a list of products and services, branch locations, current financial information, and links to the Company's filings with the SEC.

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Cautionary Statement Regarding Forward-Looking Statements

This current report contains, and Park Sterling and Citizens South and their respective management may make, certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. All statements that address events or developments that Park Sterling and Citizens South expect or anticipate will occur in the future, including statements relating to the expected timetable for completing the proposed transaction, are forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to, risks associated with the ability to consummate the merger and the timing of the closing of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with regulatory authorities; legal and regulatory developments that adversely affect consummation of the transaction or the businesses in which Park Sterling or Citizens South are engaged; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Park Sterling and Citizens South from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q.

Forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to Park Sterling or Citizens South at the time that the statements were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s or Citizens South’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Citizens South undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, Park Sterling has filed with the SEC, and the SEC declared effective on August 7, 2012, a registration statement on Form S-4, which includes a joint proxy statement/prospectus of Park Sterling and Citizens South (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the Merger. The Joint Proxy Statement/Prospectus constitutes a joint proxy statement of Park Sterling and Citizens South and also a prospectus of Park Sterling, and provides details regarding the Merger and the attendant benefits and risks. A copy of the definitive Joint Proxy Statement/Prospectus, along with a form of proxy, has been mailed to the shareholders of record of Park Sterling and the stockholders of record of Citizens South as of August 9, 2012. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document that Park Sterling or Citizens South may file with the SEC or send to their respective shareholders and stockholders regarding the Proposed Merger. YOU ARE STRONGLY URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

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This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any proxies from the shareholders of Park Sterling or the stockholders of Citizens South, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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For additional information contact:

James C. Cherry
Chief Executive Officer
Park Sterling Corporation
704-716-2134
jcherry@parksterlingbank.com

Kim S. Price
Chief Executive Officer
Citizens South Banking Corporation
704-884-2260
kim.price@citizenssouth.com

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